UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 26, 2018

ACHAOGEN, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36323	68-0533693
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1 Tower Place, Suite 300

South San Francisco, CA 94080

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (650) 800-3636

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financing accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

In accordance with Instruction No. 2 to Item 5.02 of Form 8-K, this Current Report on Form 8-K/A (the “Amendment Filing”) updates the disclosures made in the Current Report on Form 8-K filed by Achaogen, Inc. (the “Company”) on July 26, 2018 (the “Original Filing”) with respect to the material terms of Zeryn Sarpangal’s compensation as the Company’s Chief Financial Officer and Liz Bhatt’s compensation as the Company’s Chief Operating Officer, respectively. Except as expressly set forth herein, this Amendment Filing does not amend, modify or update the disclosures contained in the Original Filing.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously set forth in our Original Filing, the Company appointed Zeryn Sarpangal to the role of Chief Financial Officer, effective October 1, 2018, and Liz Bhatt to the role of Chief Operating Officer, effective July 26, 2018.

On September 11, 2018, the Company’s Board of Directors (the “Board”) approved changes to Ms. Sarpangal’s annual base salary and target bonus amount, each effective as of October 1, 2018. Ms. Sarpangal’s annual base salary will be $370,000. Ms. Sarpangal will also be eligible to receive a discretionary cash bonus for the fiscal year ending December 31, 2018, targeted at 35% of her annual base salary.

On September 11, 2018, the Board also approved changes to Ms. Bhatt’s annual base salary and target bonus amount, each effective as of July 1, 2018. Ms. Bhatt’s annual base salary has been adjusted to $385,000, effective as of July 1, 2018. Ms. Bhatt is also eligible to receive a discretionary cash bonus for the fiscal year ending December 31, 2018, targeted at 35% of her annual base salary.

Ms. Sarpangal and Ms. Bhatt have previously entered into or will enter into the Company’s form of Change in Control Severance Agreement and Indemnification Agreement, each in the forms previously approved by the Board, and they will participate in the Company’s employee benefit plans, policies and arrangements applicable to other executive officers generally.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACHAOGEN, INC.

Date: September 17, 2018	By:	/s/ Gary Loeb
Gary Loeb
General Counsel